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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) January 18, 1996


                              HILLS STORES COMPANY

             (Exact name of registrant as specified in its charter)


     DELAWARE                        1-9505                      31-1153510
 (State or other                   (Commission                  (IRS Employer
  jurisdiction                     File Number)                Identification
of incorporation)                                                   Number)


15 DAN ROAD, CANTON, MASSACHUSETTS         02021

(Address of principal executive offices)           (zip code)


Registrant's telephone number, including area code  617-821-1000


(Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On January 18, 1996, the Board of Directors of Hills Stores Company (the "Company") approved two amendments to the By-Laws of the Company.

        The first amendment provides that nominations of persons for elections to the Board of Directors of the Company may be made at a meeting of stockholders (1) by or at the direction of the Board of Directors or (2) by any stockholder of record pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days in advance of the anniversary date of the mailing of the notice of annual meeting released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting of stockholders was held in the previous year or if the annual meeting date has been changed by more than thirty (30) days from the anniversary date of the previous year's annual meeting, notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which the date of the annual meeting is first disclosed to the public.

         Such stockholder's notice must also set forth certain information as to the proposed nominee and as to the stockholder and the stockholder's holdings as are more particularly set forth in Article II, Section 4 of the Company's Amended and Restated By-Laws which are filed as Exhibit 3(ii) hereto and incorporated herein by reference.

        The second amendment provides that in order to be properly brought before an annual meeting of stockholders, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder of record by timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive office of the Company not less than sixty (60) days in advance of the anniversary of the date of the mailing of the notice of annual meeting released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting of stockholders was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the anniversary of the previous year's annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which the date of the annual meeting is first disclosed to the public.

         Such stockholder's notice must also set forth certain information as to each matter the stockholder proposes to bring before the annual meeting and as to the stockholder and the stockholder's holdings as more particularly set forth in Article II, Section 5 of the Company's Amended and Restated By-Laws filed as Exhibit 3(ii) hereto.

         The foregoing description of the amendments to the Company's By-Laws does not purport to be complete and is qualified in its entirety by reference to Exhibit 3(ii) hereto.




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Item 7.  Exhibits

         Exhibit
         Number           Title
         -------          -----
         3(ii)                    Amended and Restated By-Laws



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 19, 1996.

                                            HILLS STORES COMPANY


                                            BY: /s/ William K. Friend
                                                ------------------------------
                                            Name:  William K. Friend
                                            Title: Vice President-Secretary and
                                                   Corporate Counsel










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                                 EXHIBIT INDEX
                     Pursuant to Item 601 of Regulation S-K



         Exhibit
         Number                   Title
         -------                  -----
         3(ii)                             Amended and Restated By-Laws





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